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                                                                    EXHIBIT 10.M

                           EL PASO ENERGY CORPORATION


                           SENIOR EXECUTIVE SURVIVOR
                                  BENEFIT PLAN



              AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998










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                               TABLE OF CONTENTS


ARTICLE I    NAME AND PURPOSE..................................................................................1
   1.1       Name of the Plan..................................................................................1
   1.2       Purpose...........................................................................................1
   1.3       Scope of the Plan.................................................................................1

ARTICLE II   ADMINISTRATION....................................................................................1
   2.1       Administrator.....................................................................................1
   2.2       The Administrator's Powers and Duties.............................................................1

ARTICLE III  PARTICIPATION.....................................................................................2
   3.1       Participation in the Plan.........................................................................2

ARTICLE IV   SURVIVOR'S BENEFIT................................................................................3
   4.1       Pre-Retirement Survivor's Benefit.................................................................3
   4.2       Cash-Out of Retirement Survivor's Benefit.........................................................3
   4.3       Annual Salary.....................................................................................3
   4.4       No Duplicate Coverage.............................................................................3

ARTICLE V    PAYMENT OF BENEFITS...............................................................................4
   5.1       Payment of Survivor's Benefit.....................................................................4
   5.2       Beneficiary.......................................................................................4
   5.3       Proof of Death or Disability......................................................................4
   5.4       Payment to Person Under a Disability..............................................................4
   5.5       Duration of Coverage..............................................................................5
              (a)     Active Employment........................................................................5
              (b)     Disability...............................................................................5
              (c)     All Other Terminations...................................................................5
   5.6       Payment by the Company............................................................................5

ARTICLE VI   FUNDING THE PLAN..................................................................................5
   6.1       Unfunded Obligation...............................................................................5
   6.2.      Individual Policies of Insurance..................................................................6

ARTICLE VII  MISCELLANEOUS.....................................................................................6
   7.1       Non-Assignability.................................................................................6
   7.2       Claims Procedure..................................................................................6
   7.3       Liability of Administrator........................................................................7
   7.4       Adoption of Plan..................................................................................7
   7.5       Amendments, Suspension or Termination.............................................................7
   7.6       Applicable State Law..............................................................................7
   7.7       No Guarantee of Employment........................................................................7
   7.8       No Examination or Accounting......................................................................8
   7.9       Other Terms and Conditions........................................................................8
   7.10      Effective Date of Plan............................................................................8



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El Paso Energy Corporation             -i-                    Table of Contents
Senior Executive Survivor Benefit Plan
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                           EL PASO ENERGY CORPORATION
                     SENIOR EXECUTIVE SURVIVOR BENEFIT PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998

                           ARTICLE I NAME AND PURPOSE

1.1      NAME OF THE PLAN

         The name of the Plan is the "El Paso Energy Corporation Senior Executive Survivor Benefit Plan."

1.2      PURPOSE

         The purpose of the Plan is to provide survivor benefits for certain senior executives of El Paso Energy Corporation (the "Company") and its designated subsidiaries to secure the good will, loyalty and efficiency of the covered executives, and to attract and retain in the employ of the Company persons of outstanding competence.

1.3      SCOPE OF THE PLAN

         The Plan is intended to be an unfunded or an insured welfare plan maintained by the Company for the purpose of providing benefits for a select group of management employees who are highly compensated, pursuant to Section 104(a)(3) of the Employee Retirement Income Security Act of 1974 (ERISA) and Labor Department regulation Section 2520.104-24 thereunder, or any statutory or regulatory provisions that may hereafter replace such sections. No Participant shall be required or permitted to make contributions to the Plan.

                           ARTICLE II ADMINISTRATION

2.1      ADMINISTRATOR

         The Executive Vice President-Human Resources of the Company or the officer holding a position of comparable responsibilities shall be the administrator (the "Administrator") of the Plan.

2.2      THE ADMINISTRATOR'S POWERS AND DUTIES

         The Administrator shall have such powers and duties as may be necessary to discharge his functions hereunder including, but not limited to, the following:

                  (a) to make such rules and regulations as may be required to carry out the provisions of the Plan or to facilitate the operations of the Plan;



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                   (b) to construe and interpret the Plan, to decide all
         questions of eligibility and to determine the amount, manner and time of payment of any benefits hereunder;

                   (c) to make a determination as to the right of any person to a benefit;

                   (d) to obtain from the Company and from Participants such information as shall be necessary for the proper administration of the Plan and, when appropriate, to furnish such information to other persons entitled thereto;

                   (e) to purchase group term or individual policies of life insurance covering the Participants to fund the obligation of the Company pursuant to the terms of this Plan;

                   (f) to authorize one or more agents to make any payment on behalf of the Company, to appoint agents and clerks, and to employ such professional services, including legal, medical, accounting and actuarial, as may be required in carrying out the provisions of the Plan; and

                   (g) to keep all such books of account, records and other data as may be necessary for the proper administration of the Plan.

         All determinations and actions by the Administrator pursuant to the terms of the Plan and any rules or regulations thereunder shall be binding upon all Participants and their Beneficiaries.

                           ARTICLE III PARTICIPATION

3.1      PARTICIPATION IN THE PLAN

         Executives of the Company and its subsidiaries who possess an employee classification of level D or higher will be eligible to participate in the Plan (the "Participants"). Generally, Participants will be the Chairman of the Board, President and Chief Executive officer, the Vice Chairman and the Senior Officers of the Company and certain of its operating subsidiaries reporting directly to them who have the principal responsibility for the management, direction and success of the Company as a whole or particular business unit thereof. However, the Administrator may, at his discretion and solely for purposes of determining eligibility to be a Participant, adjust an employee's level classification to ensure that level classifications are determined in a uniform manner among the Company and its subsidiaries. Any participant in the Burlington Resources Inc. Senior Executive Survivor Benefit Plan ("BRI Plan") on the day immediately preceding the effective date of this Plan, who is an employee of the Company, shall become a Participant of this Plan on the effective date and shall immediately cease participation in the BRI Plan.



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                         ARTICLE IV SURVIVOR'S BENEFIT

4.1      PRE-RETIREMENT SURVIVOR'S BENEFIT

         If a Participant dies while employed by the Company or a subsidiary, the Company shall pay to the Participant's Beneficiary a monthly survivor's benefit ("Survivor's Benefit") for 30 months. The monthly payment shall be calculated as follows:

                   (a) the amount necessary to pay, after payment of Federal income tax, (i) two and one-half times the Participant's Annual Salary less (ii) the amount of any Cash-Out that the Participant previously received (as described in Section 4.2), and less (iii) $50,000, which may be paid as a group life insurance benefit;

                   (b) divided by thirty.

In calculating the amount by which the Survivor's Benefit will be increased to adjust for Federal income tax, the highest applicable marginal rate for the year in which the payments begin shall be assumed to apply, and the Beneficiary shall be assumed to pay tax on the complete benefit in the year monthly payments commence, rather than upon receipt of each monthly payment when such amounts are actually taxable. If the amount so calculated is zero or less, no payment shall be made to the Participant's Beneficiary under this Plan.

4.2      CASH-OUT OF RETIREMENT SURVIVOR'S BENEFIT

         Each executive who was a participant on December 1, 1988, in the BRI Plan has received the actuarial present value of the Retirement Survivor's Benefit offered by the BRI Plan prior to December 1, 1988 (the "Cash-out"). No further Retirement Survivor's Benefit shall be paid by this Plan.

4.3      ANNUAL SALARY

         For purposes of this Plan, a Participant's Annual Salary shall mean the annual salary being paid to him by the Company or subsidiary at the time of his death, including amounts contributed by his employer on behalf of the Participant to a deferred compensation plan, or any salary reduction plan meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder from time to time, or any statutory provision that may hereafter replace such section, but excluding payments to the Participant under any stock option, employee stock ownership, bonus, performance share unit, or other incentive plans or extra, vacation, or added compensation or benefits of any kind or nature.

4.4      NO DUPLICATE COVERAGE

         Participants in this Plan shall not be eligible to receive life insurance benefits under any group term life insurance policies (other than travel and accident policies) which are purchased by the Company or its subsidiaries to cover employees who are not eligible to participate in this Plan.



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                         ARTICLE V PAYMENT OF BENEFITS

5.1      PAYMENT OF SURVIVOR'S BENEFIT

         The Survivor's Benefit shall be paid commencing on the first day of the month following the Participant's death, or as soon thereafter as is practicable, in thirty monthly installments. The unpaid balance of the Survivor's Benefit shall not bear interest. The Administrator may, in his sole discretion, arrange for a lump sum payment to the Participant's Beneficiary of the unpaid balance of the Survivor's Benefit, commuted to a present value based on a reasonable discount rate to be determined by the Administrator.

5.2      BENEFICIARY

         The Beneficiary shall be the person or persons designated from time to time by a Participant, upon a form made available by the Administrator for such purpose or in such form satisfactory to the Administrator, to receive distributions from this Plan in the event of the Participant's death. Any such person or persons designated by the Participant under the BRI Plan shall be the Beneficiary under this Plan until such designation is revoked or changed. In the event that no such designation shall have been made or the person so designated shall have predeceased the Participant or shall have died before the Benefit has been fully paid, the remaining balance of such Benefit shall be paid in equal shares to the first surviving class of the following classes of preference beneficiaries: (a) the Participant's spouse, (b) the Participant's surviving children, (c) the Participant's parents, (d) the Participant's surviving brothers and sisters, or (e) the Participant's executor or administrator. A Participant may at any time change his beneficiary designation by filing prior to such Participant's death, written notice of such change with the Administrator in the manner set forth in this Section 5.2.

5.3      PROOF OF DEATH OR DISABILITY

         The Administrator may require proof of death or permanent disability of a Participant and evidence of the right of a Beneficiary to receive a Benefit of a deceased Participant.

5.4      PAYMENT TO PERSON UNDER A DISABILITY

         If a Benefit is payable to a minor or incompetent or to a person incapable of handling the disposition of his property, the Administrator may pay such Benefit to the guardian, legal representative or person having the care and custody of such Beneficiary. The Administrator may require proof of incompetency, minority or guardianship as he may deem appropriate prior to distribution of the Benefit. Such distribution shall completely discharge the Administrator and the Company from all liability with respect to such Benefit.



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5.5      DURATION OF COVERAGE

         (a) Active Employment

             A Participant shall remain eligible for the Benefit provided by this Plan so long as he shall remain actively employed by the Company or a subsidiary in an executive position comparable to those described in Section 3.1. Leaves of absence for such periods and purposes consented to by the Company or its subsidiaries, as applicable, shall not be deemed termination of employment.

         (b) Disability

             A Participant who becomes permanently disabled while employed by the Company or a subsidiary for purposes of this Plan shall be deemed to remain in the active employment of his employer while under such disability until such Participant retires under a pension plan sponsored by the Company or a subsidiary or until he has attained age sixty-five (65), whichever date is the first to occur. At such time such disabled Participant shall be deemed to be a retired Participant for purposes of this Plan and, therefore, no longer eligible for any Survivors Benefit provided by this Plan. A Participant shall be considered permanently disabled when he is eligible to receive benefits under the El Paso Energy Corporation Long Term Disability Income Plan or a plan providing comparable benefits which is sponsored by his Employer.

         (c) All Other Terminations

             A Participant who resigns or whose employment with the Company or any of its subsidiaries is terminated for reasons other than death or permanent disability shall continue to be covered by the Plan for thirty-one (31) days following the date of such termination.

5.6      PAYMENT BY THE COMPANY

         All payments to Participants of the Plan, whether or not they previously participated in the BRI Plan, shall be made by the Company.

                          ARTICLE VI FUNDING THE PLAN

6.1      UNFUNDED OBLIGATION

         The Survivor's Benefits to be paid to the Beneficiaries of the Participants pursuant to this Plan are an unfunded obligation of the Company. Nothing herein contained shall require the Company to segregate any monies from its general funds, to create any trust, to make any special deposits, or to purchase any policies of insurance with respect to this obligation. Title to and beneficial ownership of any policies of insurance purchased or funds invested by the Company,



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including the proceeds, income and profits therefrom, which the Company may make to fulfill its obligations under this Plan shall at all times remain in the Company.

6.2      INDIVIDUAL POLICIES OF INSURANCE

         Notwithstanding the provisions of Section 6.1, the Company may fulfill part or all of its obligation to provide Survivor's Benefits to the Participants by purchasing individual "key man" policies of insurance on one or more of the Participants. Such individual contracts and the proceeds therefrom shall at all times remain the sole property of the Company and the Participants whose lives are insured and their Beneficiaries shall have no ownership rights in such policies or insurance.

                           ARTICLE VII MISCELLANEOUS

7.1      NON-ASSIGNABILITY OF BENEFITS

         No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. To the extent permitted by law, no benefits payable under the Plan shall in any manner be subject to garnishment, attachment, execution, or other legal process or be liable for, or subject to the debts or liability of any Participant or Beneficiary.

7.2      CLAIMS PROCEDURE

         Claims for benefits under the Plan shall be filed on forms supplied by the Administrator to:

         Administrator
         El Paso Energy Corporation
         Senior Executive Survivor Benefit Plan
         Human Resources Department
         El Paso Energy Corporation
         1001 Louisiana Street
         Houston, Texas  77002

or such other address as may be communicated in writing to the Participants by or at the direction of the Administrator. If any claim for a benefit is wholly or partially denied by the Administrator, the Administrator shall give written notice to the claimant setting forth the specific reasons for the denial in a manner calculated to be understood by the claimant. Any claimant whose request for a benefit is denied in whole or in part may submit a written appeal to the Administrator for a review of the denial. Within sixty (60) days after receipt of such an appeal, the Administrator shall notify the claimant in writing of his decision with respect to the appeal and the specific reasons for the decision. The decision of the Administrator shall be final.



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7.3      LIABILITY OF ADMINISTRATOR

         In connection with any action or determination, the Administrator shall be entitled to rely upon information furnished by the Company or its subsidiaries. To the extent permitted by law, the Company shall indemnify the Administrator against any liability or loss sustained by reasons of any act or failure to act in his administrative capacity, if such act or failure to act does not involve willful misconduct. Such indemnification of the Administrator shall include attorneys' fees and other costs and expenses reasonably incurred in defense of any action brought against the Administrator by reason of any such act or failure to act.

7.4      ADOPTION OF PLAN

         Any subsidiary which is an affiliate of the Company may be designated by the Company as an Employer for purposes of this Plan. Any Employer may withdraw from participation in the Plan at any time by filing with the Administrator a written notice to that effect prior to the effective date of withdrawal.

7.5      AMENDMENTS, SUSPENSION OR TERMINATION

The Compensation and Nominating Committee of the Board of Directors of the Company or the Administrator shall have the right to amend, modify, suspend, or terminate this Plan at any time. No such amendment, suspension or termination shall adversely affect the right of a Beneficiary to receive a benefit pursuant to the terms of the Plan as the result of the death of a Participant which occurred prior to the date of such change. The Board of Directors amended and restated the Plan effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby El Paso Energy Corporation became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by El Paso Energy Corporation pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between El Paso Energy Corporation and El Paso Natural Gas Company.

7.6      APPLICABLE STATE LAW

         This Plan shall be construed in accordance with the laws of the State of Texas.

7.7      NO GUARANTEE OF EMPLOYMENT

         Nothing contained in this Plan shall be construed as a contract of employment between a Company or a subsidiary and any Participant, or as a right of any Participant to be continued in the employment of his Employer.



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El Paso Energy Corporation                                               Page 7
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7.8      NO EXAMINATION OR ACCOUNTING

         Neither this Plan nor any action taken thereunder shall be construed as giving any persons the right to an accounting or to examine the books or affairs of the Company.

7.9      OTHER TERMS AND CONDITIONS

         The Company may impose such other lawful terms and conditions on an employee's participation in this Plan as it shall deem desirable.

7.10     EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of January 1, 1992.



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         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of August 1, 1998.


                                     EL PASO ENERGY CORPORATION



                                     By  /s/ Joel Richards III
                                       ---------------------------
                                     Title:   Executive Vice President


ATTEST:


By  /s/ David L. Siddall
  -----------------------------------
Title:   Corporate Secretary



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